UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2024

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact name of registrant as specified in its charter)

New York	1-4858	13-1432060
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

521 West 57th Street New York, New York	10019

200 Powder Mill Road Wilmington, Delaware	19803
(Address of Principal Executive Offices)	(Zip Code)

(212) 765-5500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value 12 1/2 cents per share	IFF	New York Stock Exchange
1.75% Senior Notes due 2024	IFF 24	New York Stock Exchange
1.800% Senior Notes due 2026	IFF 26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

International Flavors & Fragrances Inc. (“IFF” or the “Company”) announced on January 11, 2024 that Mr. Franklin K. Clyburn, Jr. who is currently Chief Executive Officer (“CEO”) of the Company and a director of the Company’s Board of Directors (the “Board”), will cease to serve as CEO and a director of the Board, effective February 6, 2024. Mr. Clyburn is expected to remain employed with the Company in a transitional role until March 31, 2024, and subsequently is expected to provide advisory services in a consulting role until December 31, 2024. Mr. Clyburn’s departure is a qualifying event for purposes of IFF’s Amended and Restated Executive Severance Policy (the “Executive Severance Policy”). Per the terms and conditions of the Executive Severance Policy, Mr. Clyburn is entitled to termination benefits consisting of (i) a cash separation payment equal to two times the sum of (A) Mr. Clyburn’s annual base salary plus (B) Mr. Clyburn’s target annual bonus opportunity for fiscal year 2024, prorated based upon the number of active days of employment (ii) 24 months of benefits continuation and (iii) pro-rata vesting of his outstanding restricted share unit, stock appreciation rights and performance share unit awards (with performance share units remaining subject to achievement of actual performance at the end of the applicable performance period). In addition, per the terms and conditions of Mr. Clyburn’s letter agreement with the Company, dated January 18, 2022, the sign-on equity awards granted to Mr. Clyburn on March 1, 2022 will continue to vest in full (with performance share units remaining subject to achievement of actual performance at the end of the applicable performance period). As consideration for his consulting services from April 1, 2024 through December 31, 2024, Mr. Clyburn will receive a total consulting fee of $1,000,000, paid in equal monthly installments. In connection with the foregoing, the Company entered into a separation and transition agreement with Mr. Clyburn on January 11, 2024 (the “Clyburn Agreement”), a copy of which is attached hereto as Exhibit 10.1 and the terms and conditions of which are incorporated by reference herein.

(c)

On January 11, 2024, the Company announced that, effective February 6, 2024, J. Erik Fyrwald has been appointed CEO of the Company and has been appointed to serve as a director of the Board. He will also be named to the Board’s Innovation Committee and Transaction Committee. Mr. Fyrwald, 64, previously served as the CEO and executive director of the board of directors of the Syngenta Group, a leading global agriculture company, from June 2016 to December 2023, and he served as the chairman of the Syngenta Foundation from 2018 to December 2023. Mr. Fyrwald is currently a member of the board of directors of the Syngenta Group and Eli Lilly and Company.

Mr. Fyrwald does not have any family relationships with any director or executive officer of the Company, and there are no arrangements or understandings with any persons pursuant to which Mr. Fyrwald has been appointed to his position. In addition, there have been no transactions directly or indirectly involving Mr. Fyrwald that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

In connection with Mr. Fyrwald’s appointment as CEO, the Company entered into a letter agreement with Mr. Fyrwald on January 11, 2024 (the “Agreement”), a copy of which is attached hereto as Exhibit 10.2 and the terms and conditions of which are incorporated by reference herein.

Pursuant to the Agreement, Mr. Fyrwald will be entitled to the following compensation: (1) annual base salary of $1,000,000; (2) a target annual bonus opportunity of 200% of Mr. Fyrwald’s annual base salary; (3) participation in the Company’s Long-Term Incentive Plan (the “LTIP”) with a target award opportunity for the annual 2024 grant cycle of $10,00,000 (60% in performance share units and 40% in restricted stock units) (the “Target LTI”); and (4) as an inducement to have Mr. Fyrwald accept the offer from the Company, one-time equity awards consisting of a target award of 68,750 performance share units and 56,250 restricted stock units (the “Inducement Awards”). It is expected that the Inducement Awards will be granted on March 1, 2024 as “employment inducement awards” under the NYSE Listed Company Manual Rule 303A.08.

In the event Mr. Fyrwald’s employment is terminated by the Company without “cause” or by Mr. Fyrwald for “good reason”, Mr. Fyrwald will be entitled to the benefits provided in the Executive Severance Policy and to the continued vesting of the restricted stock unit portion of the Inducement Award in full on the existing vesting schedule. In addition, under the Security Agreement which is attached as Exhibit B to his Agreement and the terms and conditions of which are incorporated by reference herein, Mr. Fyrwald is subject to non-competition covenants while employed by the Company and for one year following a termination of employment, non-solicitation covenants while employed by the Company and for two years following a termination of employment, and ongoing confidentiality, cooperation and non-disparagement covenants. Mr. Fyrwald will not receive any additional compensation for his service on the Board.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

10.1	Separation and Transition Agreement between International Flavors & Fragrances Inc. and Franklin K. Clyburn, Jr., effective January 11, 2024

10.2	Letter Agreement between International Flavors & Fragrances Inc. and J. Erik Fyrwald, effective January 11, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Jennifer Johnson
Name:	Jennifer Johnson
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: January 11, 2024